UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 1, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER ITEMS

On June 1, 2014 and June 2, 2014 presentations relating to our technology were made at the 2014 American Society of Clinical Oncology (ASCO) Annual Meeting. The presentations are attached as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Title

99.1	Presentation entitled “A phase 1 study of phospholipid ether [131I]-CLR1404 in patients with advanced solid tumors (Abstract #130053; Poster #20)”

99.2	Presentation entitled “A novel “diapeutic” molecular imaging agent for combined oncologic diagnosis and therapy in a broad spectrum of human cancers: Preliminary clinical experience with CLR1404 (Abstract #11000)”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2014	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title

99.1	Presentation entitled “A phase 1 study of phospholipid ether [131I]-CLR1404 in patients with advanced solid tumors (Abstract #130053; Poster #20)”

99.2	Presentation entitled “A novel “diapeutic” molecular imaging agent for combined oncologic diagnosis and therapy in a broad spectrum of human cancers: Preliminary clinical experience with CLR1404 (Abstract #11000)”